UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2015

ALEXZA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51820	77-0567768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Alexza Pharmaceuticals, Inc. 2091 Stierlin Court Mountain View, California	94043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 944-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.02.	Termination of a Material Definitive Agreement.

As further described in Item 8.01 below, Alexza Pharmaceuticals, Inc. (“Alexza”) has entered into negotiations with Teva Pharmaceuticals USA, Inc. (“Teva”), a subsidiary of Teva Pharmaceutical Industries Ltd., to terminate that certain License and Supply Agreement between Alexa and Teva dated May 7, 2013 (the “Teva Agreement”), as previously filed with the Securities and Exchange Commission (the “SEC”) with Alexza’s Quarterly Report on Form 10-Q/A on October 23, 2013. Under the terms of the Teva Agreement, Teva is responsible for all U.S. development and commercialization activities for ADASUVE® (loxapine) inhalation powder, including the U.S. post-approval clinical studies and any additional clinical trials for new indications. Teva also has the exclusive rights to commercialize ADASUVE in the U.S. and the co-exclusive rights (with Alexza and its affiliates) to manufacture the product. The definitive terms of this termination are still to be negotiated between the parties. The information provided below under Item 8.01 is incorporated into this Item 1.02 by reference.

Section 8 — Other Events

Item 8.01.	Other Events.

On October 30, 2015, Alexza announced it plans to reacquire the U.S. rights for ADASUVE® (loxapine) inhalation powder from Teva with an estimated completion date of January 1, 2016. Alexza and Teva also plan to restructure the obligations under the outstanding note from Teva. The press release is furnished as Exhibit 99.1 hereto, the contents of which are incorporated herein by reference.

Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not strictly historical in nature constitute “forward-looking statements.” Such statements include, but are not limited to, Alexza’s plans to reacquire the U.S. rights for ADASUVE® (Staccato® loxapine) and Alexza’s plan to restructure its obligations under the outstanding note from Teva. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors, that may cause actual results to be materially different from any results expressed or implied by such forward-looking statements. For example, there are risks and uncertainties inherent in the process of negotiating the acquisition of the U.S. rights for ADASUVE from Teva and restructuring the obligations under the outstanding note from Teva. Alexza does not have a defined timeline for this process and is not confirming that the process will result in any specific action or transaction. All forward-looking statements are qualified in their entirety by this cautionary statement. Alexza is providing this information as of this date and does not undertake any obligation to update any forward-looking statements contained in this report as a result of new information, future events or otherwise.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release titled “Alexza Pharmaceuticals Announces Intent to Reacquire U.S. Rights for ADASUVE® (loxapine) inhalation powder” dated October 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXZA PHARMACEUTICALS, INC.

Date: October 30, 2015

	By:	/s/ Thomas B. King
Thomas B. King President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release titled “Alexza Pharmaceuticals Announces Intent to Reacquire U.S. Rights for ADASUVE® (loxapine) inhalation powder” dated October 30, 2015.